GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR, Class R, Class R6 and Class T Shares of the

Goldman Sachs GQG Partners International Opportunities Fund

(the “Fund”)

Supplement dated January 4, 2018 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2017, as supplemented to date

The Board of Trustees of Goldman Sachs Trust II has authorized the Fund to participate in a securities lending program under which The Goldman Sachs Trust Company d/b/a Goldman Sachs Agency Lending, an affiliate of Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, serves as securities lending agent.

Accordingly, effective immediately, the Fund’s Prospectus and SAI are revised as follows:

The following replaces the current “Securities Lending” line in the “Investment Practices” table under “Investment Management Approach—Other Investment Practices and Securities” in the Fund’s Prospectus,

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The following replaces in its entirety the last paragraph in the “Service Providers—Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs” section of the Fund’s Prospectus:

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund may retain an affiliate of the Investment Adviser to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews reports on portfolio securities loan transactions for which an affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions in accordance with applicable law.

The following replaces in their entirety the sixth and seventh paragraphs under “Taxation—Distributions” in the Fund’s Prospectus:

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you either (i) to credit (subject to certain holding period and other limitations) that proportionate amount of taxes against your U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

The following is added as a new paragraph to the “Lending of Portfolio Securities” section of “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Fund’s Prospectus:

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

The following replaces the seventh and eighth paragraphs to the “Lending of Portfolio Securities” section of the SAI:

The Board of Trustees has approved the Fund’s participation in a securities lending program where an affiliate of the Investment Adviser is retained to serve as the securities lending agent for the Fund and has adopted policies and procedures relating thereto.

For its services, the securities lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions. The Fund’s Board of Trustees periodically reviews reports on securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs may also be approved as a borrower under the Fund’s securities lending program, subject to certain conditions.

This Supplement should be retained with your Prospectus and SAI for future reference.

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